                                                                  EXHIBIT 10.7.4

                FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                  This Amendment, dated as of November 12, 1999, is made by and among Sheldahl, Inc., a Minnesota corporation (the "Borrower"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("Norwest"; in its separate capacity as administrative agent for the Lenders, the "Agent"), and each of the financial institutions appearing on the signature pages hereof.

                                    Recitals

                  The Borrower, the Agent and the Lenders are parties to a Credit and Security Agreement dated as of June 19, 1998, as amended by a First Amendment to Credit and Security Agreement dated as of November 25, 1998, as amended by a Second Amendment to Credit and Security Agreement dated as of March 31, 1999 and as amended by a Third Amendment to Credit and Security Agreement dated as of April 5, 1999 (the "Credit Agreement"). Capitalized terms used in these recitals and in the preamble have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower is presently in default of various financial covenants and has requested that the Lenders waive such defaults and reset the financial covenants in the Credit Agreement. The Agent is willing to grant the Borrower's requests pursuant to the terms and conditions set forth herein.

                  Accordingly, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "'Base Rate' - deleted."

                  "`Borrowing Base' means, at any time, the lesser of:

                  (a)            the aggregate Revolving Facility Amounts of the
                           Lenders, or

                  (b)            subject to change from time to time in the sole
                           discretion of all the Lenders, the sum of:

                  (i)      eighty-five percent (85%) of Eligible Accounts, plus

                  (ii) the lesser of $4,000,000 or sixty percent (60%) of Eligible Raw Materials Inventory, plus

                  (iii) the lesser of $4,000,000 or fifty percent (50%) of Eligible Finished Goods Inventory, plus

                  (iv) the lesser of $2,000,000 or twenty percent (20%) of Eligible Other Inventory, less

                  (v)                                    the Liquidity Reserve."

                  "`Fourth Amendment' means the Fourth Amendment to Credit and Security Agreement by and among the Borrower, the Lenders and the Agent dated as of November 12, 1999."

                  "`Fourth Amendment Effective Date' means the date all conditions set forth in Section 6 of the Fourth Amendment are satisfied."

                  "'Liquidity Reserve' means the amount of $2,500,000."

                  "`Prime Rate' means the rate publicly announced from time to time by Wells Fargo Bank, N.A. as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender."

                  "`Revolving Floating Rate' means, effective as of October 1, 1999, an annual rate equal to the Prime Rate plus two percent (2.0%), which rate shall change when and as the Prime Rate changes."

                  "`Term Floating Rate' means, effective as of October 1, 1999, an annual rate equal to the Prime Rate plus two percent (2.0%), which rate shall change when and as the Prime Rate changes."

                  2. Financial Covenants. Sections 6.18, 6.19, 6.20, 6.21, and
7.12 of the Credit Agreement are amended to read as follows:

                  "Section 6.18 Minimum Cash Flow Available for Debt Service. The Borrower will achieve Cash Flow Available for Debt Service, determined as at the end of each fiscal quarter, at not less than the amount set forth opposite such quarter:


      Fiscal Quarter Ending on             Minimum Cash Flow
      ------------------------             -----------------
             or about                      Available for Debt
             --------                      -----------------
                                                Service
                                                -------
             11/30/99                         $3,410,000
             2/29/00                          $6,673,000
             5/31/00                          $9,247,000


      Fiscal Quarter Ending on             Minimum Cash Flow
      ------------------------             -----------------
             or about                      Available for Debt
             --------                      -----------------
                                                Service
                                                -------
             8/31/00                         $13,765,000


                  "Section 6.19 Minimum Debt Service Coverage Ratio. The Borrower will maintain its Debt Service Coverage Ratio, determined as at the end of each quarter, at not less than the ratio set forth opposite such quarter:



         Fiscal Quarter Ending               Minimum Debt Service
         ---------------------               --------------------
             on or about                         Coverage Ratio
             -----------                         --------------
              11/30/99                            0.95 to 1.00
              2/29/00                             0.95 to 1.00
              5/31/00                             0.95 to 1.00
              8/31/00                             0.95 to 1.00

                  "Section 6.20 Minimum Pre-tax Net Income. The Borrower will achieve Pre-tax Net Income, determined as of the end of each fiscal quarter described below, of not less than the amount set forth opposite such fiscal quarter:


          Fiscal Quarter Ending                    Minimum Pre-tax Net
          ---------------------                    -------------------
              on or about                                Income
              -----------                                ------
               11/30/99                               $(1,855,000)
               2/29/000                               $(3,207,000)
               5/31/00                                $(4,488,000)
               8/31/00                                $(4,235,000)

                  "Section 6.21 Minimum Net Worth. The Borrower will maintain its Net Worth, determined as at the end of each fiscal quarter described below, of not less than the amount set forth opposite such fiscal quarter:


         Fiscal Quarter Ending                       Minimum Net Worth
         ---------------------                       -----------------
             on or about
             -----------
               11/30/99                                $63,477,000
               2/29/000                                $62,125,000
               5/31/00                                 $60,844,000
               8/31/00                                 $61,097,000

         The determination of Borrower's Net Worth will not consider the expense associated with accruing for preferred dividends, nor the payment of preferred dividends in common stock."

                  "Section 7.12 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, expend or contract to expend, in the aggregate, for Capital Expenditures during any fiscal year, amounts in excess of $7,000,000. This limitation will not apply to the conversion of any existing operating leases to capital leases."

                  3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                  4. New Compliance Certificate. Exhibit F to the Credit Agreement is hereby amended in its entirety and replaced with Exhibit A to the Fourth Amendment.

                  5. Waiver of Defaults. For the Borrower's fiscal quarter ending on or about August 31, 1999, the Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Defaults"):


                       Covenant                                  Required                    Actual
                       --------                                  ---------                   ------
Section 6.18 Cash Flow Available for Debt Service             Not less than                $11,796,000
                                                               $15,000,000

Section 6.19 Minimum Debt Service Coverage Ratio              Not less than               0.82 to 1.00
                                                               0.90 to 1.00

Section 6.20 Minimum Pre-tax Net Income                       Not less than               $(12,487,000)
                                                               $(9,400,000)

Section 6.21 Minimum Net Worth                                Not less than                $74,332,000
                                                               $76,500,000

Upon the terms and subject to the conditions set forth in this Amendment, the Agent hereby waives the Defaults.

These waivers shall be effective only in this specific instance and for the specific purpose for which they are given, and these waivers shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  6. Amendment Fee. The Borrower shall pay the Lenders as of the date hereof a fully earned, non-refundable fee in the amount of $120,000 in consideration of the Lenders' execution of this Amendment.

                  7. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 5 hereof, shall be effective when the Agent shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Agent in its sole discretion:

                  (a) Payment of the fee described in Paragraph 6.

                  (b) Such other matters as the Lender may require.

                  8. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  9. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                  10. No Other Waiver. Except as set forth in Paragraph 5 above, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lenders, whether or not known to the Lenders and whether or not existing on the date of this Amendment.

                  11. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  12. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lenders on demand for all costs and expenses incurred by the Lenders in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lenders for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lenders may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 6 hereof.

                  13. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NORWEST BANK MINNESOTA,                       SHELDAHL, INC.
   NATIONAL ASSOCIATION, as Agent



By        /s/ Terry S. Jackson                By        /s/ Jill Burchill
   ---------------------------                   ------------------------
   Terry S. Jackson                              Jill Burchill
   Its Vice President                            Its Chief Financial Officer


NORWEST BANK MINNESOTA,                       HARRIS TRUST AND SAVINGS BANK
NATIONAL ASSOCIATION


By        /s/ Terry S. Jackson                By        /s/ Cathy Ciolek
   ---------------------------                   -----------------------
   Terry S. Jackson                              Cathy Ciolek
   Its Vice President                            Its Vice President




NBD BANK                                      THE CIT GROUP/EQUIPMENT
                                              FINANCING, INC.



By                                            By        /s/ Danny Nichols
   ---------------------                         ------------------------------
   Dennis Saletta                                Danny Nichols
   Its First Vice President                      Its Assistant Vice President



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





                                                Exhibit A to Fourth Amendment to
                                                Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

TO:               Terry S. Jackson
                  Norwest Bank Minnesota, National Association

DATE:                         ,

SUBJECT: Financial Statements

Dear Mr. Jackson:

                  I am the duly qualified and acting Chief Financial Officer of Sheldahl, Inc. (the "Borrower") and I am familiar with the financial statements and financial affairs of the Borrower. I am authorized to execute this Compliance Certificate on behalf of the Borrower.

                  Pursuant to Section 6.1 of the Credit and Security Agreement dated as of June 19, 1998, by and among the Borrower, Norwest Bank Minnesota, National Association, as agent ("Norwest"; herein in such capacity, together with any party which may become the successor Agent under such Credit and Security Agreement, the "Agent"), and each of the financial institutions which are now or may hereafter become parties to such Credit and Security Agreement, as amended by a First Amendment to Credit and Security Agreement dated as of November 25, 1998, as amended by a Second Amendment to Credit and Security Agreement dated as of March 31, 1999, as amended by a Third Amendment to Credit and Security Agreement dated as of April 5, 1999, and as amended by a Fourth
Amendment to Credit and Security Agreement dated as of November   , 1999 (as the
same may be further amended, supplemented or restated from time to time, the "Credit Agreement"), enclosed are an unaudited balance sheet and statements of
income and retained earnings of the Borrower, as of               ,      (the
"Reporting Date"), and for the year-to-date period ending on the Reporting Date. All terms used in this Compliance Certificate shall have the meanings given in the Credit Agreement.

                  The balance sheet and statements of income and retained earnings fairly present the financial condition of the Borrower as of the date thereof. They have been prepared in accordance with GAAP.

                  I hereby certify to the Lenders as follows:

         |_| The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

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         |_|      The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I further certify to the Lenders as follows:

                  1. Minimum Cash Flow Available for Debt Service. Pursuant to
         Section 6.18, as of the Reporting Date, the Borrower's Cash Flow
         Available for Debt Service was $            , which |_| satisfies |_|
         does not satisfy the requirement that such amount be no less than
         $                     as set forth in the table below:



       Fiscal Quarter Ending              Minimum Cash Flow
       ---------------------              -----------------
            on or about               Available for Debt Service
            -----------               --------------------------
             11/30/99                         $3,410,000
             2/29/00                          $6,673,000
             5/31/00                          $9,247,000
             8/31/00                         $13,765,000

                  2. Minimum Debt Service Coverage Ratio. Pursuant to Section
         6.19 of the Credit Agreement, as of the Reporting Date, the Borrower's Debt Service Coverage Ratio was _____ to 1.00 which |_| satisfies |_| does not satisfy the requirement that such ratio be no less than ______ to 1.00 on the Reporting Date as set forth in table below:



       Fiscal Quarter Ending                 Minimum Debt Service
       ---------------------                 --------------------
            on or about                         Coverage Ratio
            -----------                         ---------------
              11/30/99                            0.95 to 1.00
              2/29/00                             0.95 to 1.00
              5/31/00                             0.95 to 1.00
              8/31/00                             0.95 to 1.00

                  3. Minimum Pre-tax Net Income. Pursuant to Section 6.20 of the Credit Agreement, the Borrower's Pre-tax Net Income as of the Reporting
         Date, was $            , which " satisfies " does not satisfy the
         requirement that such amount be not less than $             during
         such period as set forth in table below:


          Fiscal Quarter Ending                  Minimum Pre-tax Net
          ---------------------                  -------------------
             on or about                                 Income
             -----------                                 ------
               11/30/99                               $(1,855,000)
               2/29/000                               $(3,207,000)
               5/31/00                                $(4,488,000)
               8/31/00                                $(4,235,000)

                  4. Minimum Net Worth. Pursuant to Section 6.21 of the Credit
Agreement, as of the Reporting Date, the Borrower's Net Worth was $            ,
which |_| satisfies |_| does not satisfy the requirement that the Borrower's
Book Net Worth be not less than $                  on the Reporting Date as set
forth in table below:


  Fiscal Quarter Ending on or about             Minimum Net Worth
  ---------------------------------             ------------------
               11/30/99                                $63,477,000
               2/29/000                                $62,125,000
               5/31/00                                 $60,844,000
               8/31/00                                 $61,097,000

                  5. Capital Expenditures. Pursuant to Section 7.12 of the Credit Agreement, for the fiscal quarter ending on the Reporting Date, the Borrower and its Subsidiaries have expended or contracted to expend for Capital
Expenditures, $                   in the aggregate, excluding the conversion of
any existing operating leases to capital leases, which |_| satisfies |_| does not satisfy the requirement that such expenditures not exceed $7,000,000 in the aggregate during any fiscal year.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                       SHELDAHL, INC.

                                       By
                                         ---------------------------------------
                                         Jill Burchill
                                         Its Chief Financial Officer



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